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                                                                 EXHIBIT 23.1(b)


                         [HARDS PEARSON LETTERHEAD]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



TO PLASTOMER INC.

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made as a part of the report on Form 10-K of Chicago Miniature Lamp, Inc. for its fiscal year ended December 1, 1996.



Barrie, Ontario, Canada,                      /s/ Hards Pearson
February 20, 1997.                            -------------------------------
                                               Chartered Accountants